EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to certain ordinary shares of Viela Bio, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of October 17, 2019.

Boundless Meadow Limited

By:	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

Boyu Capital Fund III, L.P. By: Boyu Capital General Partner III, L.P. By: Boyu Capital General Partner III, Ltd.

By	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

Boyu Capital General Partner III, L.P. By: Boyu Capital General Partner III, Ltd.

By	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

Boyu Capital General Partner III, Ltd.

By:	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of October 17, 2019.

Boyu Capital Opportunities Master Fund

By:	/s/ Vincent Fok
	Name:	Vincent Fok
	Title:	Director

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of October 17, 2019.

Boyu Capital Investment Management Ltd.

By:	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

Boyu Capital Group Holdings Ltd.

By:	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

XYXY Holdings Ltd.

By:	/s/ Yong Leong Chu
	Name:	Yong Leong Chu
	Title:	Director

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of October 17, 2019.

Xiaomeng Tong

By:	/s/ Xiaomeng Tong